SUPPLEMENT TO THE

FIDELITY FREEDOM FUNDS®

Fidelity Freedom Income Fund®
Fidelity Freedom 2000 Fund®
Fidelity Freedom 2010 Fund®
Fidelity Freedom 2020 Fund®
Fidelity Freedom 2030 Fund®
Fidelity Freedom 2040 FundSM
Funds of Fidelity Aberdeen Street Trust

May 24, 2002

STATEMENT OF ADDITIONAL INFORMATION

On October 17, 2002, the Board of Trustees of Fidelity Capital & Income Fund and Fidelity High Income Fund authorized the reduction of the funds' redemption fee period from 270 days to 90 days. Redemptions after October 18, 2002 of shares held less than 90 days will be subject to a redemption fee of 1.00% of the amount redeemed.

The following information replaces the fourth paragraph in the "Portfolio Transactions" section on page 22.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network or an alternative trading system.

The following information has been removed from the "Portfolio Transactions" section on page 22.

Ordinarily commissions are not charged on OTC orders because a fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When a fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.

The following information replaces similar information found in the "Performance"section on page 26.

Yield Calculations (Bond and Equity Funds). Yields for a fund are computed by dividing a fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV or offering price, as applicable at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect Capital & Income's, Diversified International's, Europe's, High Income's, Japan's, Mid-Cap Stock's, Overseas', and Southeast Asia's short-term trading fee. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity securities are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

The following information replaces similar information found in the "Performance"sectionon page 26.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a fund's short-term trading fee, the effect of a fund's maximum sales charge, or the effect of a fund's small balance maintenance fee. Excluding a fund's short-term trading fee, sales charge, or small balance maintenance fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

FFB-03-01 January 30, 2003
1.476278.116

The following information replaces similar information found in the "Performance"section beginning on page 28.

Historical Fund Results - Underlying Fidelity Funds. The following tables show the underlying Fidelity funds' 7-day or 30-day yields and/or return for the fiscal period ended March 31, 2002. Returns include the effect of a fund's maximum sales charge, if any, but do not include the effect of Capital & Income's, Diversified International's, Europe's, High Income's, Japan's, Mid-Cap Stock's, Overseas', and Southeast Asia's short-term trading fee.

	Average Annual Returns
Underlying Fund	One Year	Five Years	Ten Years/ Life of Fund
Blue Chip Growth[1]	-1.09%	9.42%	13.55%
Capital & Income[2]	-6.69%	3.14%	7.29%
Disciplined Equity	-0.04%	10.49%	12.29%
Diversified International[3]	1.04%	9.18%	11.43%
Equity-Income	4.80%	10.39%	13.77%
Europe[4]	0.65%	5.97%	10.74%
Fidelity	1.85%	10.85%	13.23%
Government Income	4.09%	6.92%	6.97%
Growth & Income	2.60%	10.32%	13.58%
Growth Company[5]	-5.27%	12.73%	13.86%
High Income[2]	-7.57%	1.14%	7.11%
Intermediate Bond	5.27%	6.89%	6.75%
Investment Grade Bond	5.21%	7.07%	7.14%
Japan[6]	-25.09%	2.07%	2.41%*
Mid-Cap Stock[7]	-3.92%	19.68%	18.92%**
Retirement Money Market	3.03%	5.05%	4.74%
OTC[8]	4.54%	9.90%	11.62%
Overseas[3]	-8.13%	2.90%	6.64%
Southeast Asia[9]	12.86%	-2.76%	3.06%***

* From September 15, 1992 (commencement of operations).

** From March 29, 1994 (commencement of operations).

*** From April 19, 1993 (commencement of operations).

		Cumulative Returns
Underlying Fund	Thirty-/Seven-Day Yield(dagger)	One Year	Five Years	Ten Years/ Life of Fund
Blue Chip Growth[1]	--	-1.09%	56.82%	256.35%
Capital & Income[2]	8.42%	-6.69%	16.73%	102.09%
Disciplined Equity	--	-0.04%	64.67%	218.68%
Diversified International[3]	--	1.04%	55.17%	195.20%
Equity-Income	1.36%	4.80%	63.92%	263.16%
Europe[4]	--	0.65%	33.65%	177.47%
Fidelity	--	1.85%	67.39%	246.54%
Government Income	4.59%	4.09%	39.76%	96.13%
Growth & Income	--	2.60%	63.39%	257.16%
Growth Company[5]	--	-5.27%	82.09%	266.24%
High Income[2]	9.42%	-7.57%	5.82%	98.72%
Intermediate Bond	5.07%	5.27%	39.52%	92.19%
Investment Grade Bond	4.97%	5.21%	40.70%	99.39%
Japan[6]	--	-25.09%	10.78%	25.57%*
Mid-Cap Stock[7]	--	-3.92%	145.53%	300.84%**
Retirement Money Market	1.66%	3.03%	27.94%	58.83%
OTC[8]	--	4.54%	60.30%	200.13%
Overseas[3]	--	-8.13%	15.37%	90.16%
Southeast Asia[9]	--	12.86%	-13.07%	31.03%***

* From September 15, 1992 (commencement of operations).

** From March 29, 1994 (commencement of operations).

*** From April 19, 1993 (commencement of operations).

(dagger) Yields shown are for the 30-day period ended March 31, 2002, except for the yield shown for Retirement Money Market, which is for the seven-day period ended March 31, 2002.

1 Total return figures include the effect of Blue Chip Growth's 3.0% sales charge which was in effect prior to October 1, 1998.

2 Total return figures do not include the effect of Capital & Income's and High Income's 1.0% short-term trading fee, applicable to shares held less than 90 days.

3 Total return figures do not include the effect of Diversified International's and Overseas' 1.0% short-term trading fee, applicable to shares held less than 30 days that are redeemed after May 31, 2000.

4 Total return figures include the effect of Europe's 3.0% sales charge (eliminated effective March 1, 2000), but do not include the effect of the fund's 1.0% short-term trading fee, applicable to shares held less than 30 days.

5 Total return figures include the effect of Growth Company's 3.0% sales charge which was in effect prior to January 1, 1997.

6 Total return figures include the effect of Japan's 3.0% sales charge, but do not include the effect of the fund's 1.5% short-term trading fee, applicable to shares held less than 90 days.

7 Total return figures do not include the effect of Mid-Cap Stock's 0.75% short-term trading fee, applicable to shares purchased after March 14, 2001 that are held for less than 30 days.

8 Total return figures include the effect of OTC's 3.0% sales charge which was in effect prior to October 1, 1998.

9 Total return figures include the effect of Southeast Asia's 3.0% sales charge, but do not include the effect of the fund's 1.5% short-term trading fee, applicable to shares held less than 90 days.

Effective July 18, 2002, Mr. Maloney no longer serves as Assistant Treasurer of Freedom Income, Freedom 2000, Freedom 2010, Freedom 2020, Freedom 2030, and Freedom 2040. The following information has been removed from the "Trustees and Officers" section on page 44.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Freedom Income, Freedom 2000, Freedom 2010, Freedom 2020, Freedom 2030, and Freedom 2040. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Effective July 18, 2002, Mr. Knox has been appointed Assistant Treasurer of Freedom Income, Freedom 2000, Freedom 2010, Freedom 2020, Freedom 2030, and Freedom 2040. The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 40.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Freedom Income, Freedom 2000, Freedom 2010, Freedom 2020, Freedom 2030, and Freedom 2040. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).